DETAILS OF CASH FLOWS	12 Months Ended
Dec. 31, 2022
DETAILS OF CASH FLOWS
DETAILS OF CASH FLOWS

17.	DETAILS OF CASH FLOWS

(a)Items not involving operating cash flows are shown in the following table:

Years ended December 31,	2022	2021

Straight-line rent amortization	$(10,596)	$(8,889)
Tenant incentive amortization	4,149	5,105
Unit-based compensation (recovery) expense (note 13(b))	(167)	12,442
Fair value losses (gains) on investment properties, net	219,728	(1,298,865)
Depreciation and amortization	1,598	1,320
Fair value (gains) losses on financial instruments, net (note 14(e))	(11,383)	1,214
Loss on sale of investment properties	666	761
Amortization of issuance costs and modification losses relating to debentures and term loans	1,729	1,489
Amortization of deferred financing costs	582	1,033
Deferred income tax (recovery) expense (note 15(a))	(71,045)	228,948
Early redemption premium (note 8(b))	—	3,963
Other	(173)	(171)
	$135,088	$(1,051,650)

(b)Changes in working capital balances are shown in the following table:

Years ended December 31,	2022	2021
Accounts receivable	$1,674	$(4,119)
Prepaid expenses and other	(2,269)	(2,899)
Accounts payable and accrued liabilities	(4,209)	4,781
Deferred revenue	4,702	191
	$(102)	$(2,046)

(c)Non-cash investing and financing activities

For the year ended December 31, 2022, 44 thousand stapled units (2021 — 27 thousand stapled units) with a value of $4.1 million (2021 — $2.2 million) were issued under the Restricted Stapled Unit Plan (note 13(b)) and are not recorded in the combined statements of cash flows.

In addition, for the year ended December 31, 2022, the total impact from the foreign currency translations on the secured debt, unsecured debt and related derivatives of $40.8 million gain (2021 — $1.8 million loss) are not recorded in the combined statements of cash flows.

(d)Cash and cash equivalents consist of:

As at December 31,	2022	2021
Cash	$127,091	$401,954
Short-term deposits	7,990	559
	$135,081	$402,513